UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 14, 2008

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OMNI FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-33014	58-1990666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Six Concourse Parkway, Suite 2300, Atlanta, Georgia 30328
 (Address of principal executive offices)
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(770) 396-0000
(Registrant’s telephone number, including area code)
_______________________________

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Omni Financial Services, Inc. (“Omni”) announced today that it will delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 with the Securities and Exchange Commission (the “Commission”).

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 – Press release of Omni Financial Services, Inc. dated May 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNI FINANCIAL SERVICES, INC.

DATE: May 14, 2008	By:	/s/ Shaun P. Williams
Shaun P. Williams
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press release of Omni Financial Services, Inc. dated May 14, 2008.